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                       SUPPLEMENT DATED OCTOBER 2, 1995
                        TO PROSPECTUS DATED MAY 1, 1995
              FOR PINNACLE(TM) FLEXIBLE PAYMENT VARIABLE ANNUITY
                  ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY

             THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE
                     READ AND RETAINED WITH THE PROSPECTUS.

Page 11, the last sentence under the heading Dreman Value Portfolio is deleted, and replaced by the following:

     On August 24, 1995, Dreman Value Management, L.P., the sub-adviser to the Portfolio, entered into an agreement with Dreman Value Advisors, Inc. ("Dreman Advisors"), an affiliate of Kemper Financial Services, Inc., pursuant to which Dreman Advisors purchased substantially all of the assets of Dreman Value Management, L.P. Upon shareholder approval of a proposed sub-advisory agreement between Integrity, the Fund's adviser, and Dreman Advisors, Dreman Advisors would be the sub-adviser to the Portfolio. During the interim, Dreman Advisors has agreed to provide, without compensation, investment advisory services to the Portfolio on substantially identical terms to the terms of the agreement that Dreman Value Management, L.P. had with Integrity.